UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2018

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

On November 15, 2018, Hines Global REIT 550 Terry Francois LP (the “Seller”), a subsidiary of Hines Global REIT, Inc. (the "Company"), entered into an Agreement of Sale and Purchase (the “Agreement”) with The Sobrato Organization, LLC, to sell 550 Terry Francois (the "Property").

On November 21, 2018, the Company filed a Current Report on Form 8-K (the "Initial Report") with regard to the Agreement. This amendment to the Initial Report is being filed for the purpose of filing the Agreement, and should be read in conjunction with the Initial Report.

As disclosed in the Initial Report, The Gap, Inc. (“GAP”), the sole tenant at the Property, has a right of first offer to buy the Property under terms set forth in its lease. On December 5, 2018, GAP exercised its right to negotiate a purchase agreement to buy the Property on the same basic terms (including the sale price of $342.5 million) called for under the Agreement with The Sobrato Organization. Pursuant to GAP’s lease, GAP is required to execute such purchase agreement with the Seller, and commit to purchase the Property, by no later than January 21, 2019. If GAP and the Seller execute such an agreement, and GAP commits to purchase the Property, then GAP will be required to close on the purchase of the Property in accordance with such purchase agreement by no later than February 4, 2019. If, however, GAP fails to purchase the Property, the Seller expects to sell the Property to The Sobrato Organization in accordance with the Agreement. There is no guarantee that the sale of the Property will be consummated on the terms described with either party or at all.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit:

Exhibit No.	Description
10.1	Agreement of Sale and Purchase, effective as of November 15, 2018, by and between Hines Global REIT 550 Terry Francois LP and The Sobrato Organization, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

December 31, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer